UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

Q32 Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 999-0232

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QTTB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 14, 2026, Q32 Bio Inc. (the ”Company“) issued a press release announcing the appointment of José Trevejo, M.D., Ph.D., as the Company’s Chief Medical Officer and Ellie Hershberger, Pharm.D., as the Company’s Chief Development Officer. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under Item 7.01 (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 14, 2026, the Company announced the appointment of José Trevejo, M.D., Ph.D., as its Chief Medical Officer. Prior to joining the Company, Dr. Trevejo served as Chief Medical Officer and Head of Clinical Pipeline Strategy at Enveda Therapeutics, Inc. (“Enveda”), an AI-enabled drug discovery company, where he helped advance multiple clinical-stage candidates, including a Phase 2 candidate for atopic dermatitis, from July 2024 to September 2026. Prior to Enveda, Dr. Trevejo was Chief Medical Officer at Tarsus Pharmaceuticals, Inc. (Nasdaq: TARS) from February 2022 to February 2024, where he helped lead the FDA approval and successful launch of XDEMVY®, the first FDA-approved treatment for Demodex blepharitis. Before that, he served as Chief Development Officer at Rocket Pharmaceuticals, Inc. (Nasdaq: RCKT) from October 2020 to February 2022, a biotechnology company advancing genetic medicines for rare diseases. Dr. Trevejo received his M.D. and Ph.D. from the Cornell-Rockefeller-Sloan Kettering Tri-Institutional M.D.-Ph.D. Program and completed his residency and specialty training at Brigham and Women’s Hospital and Beth Israel Deaconess Medical Center, both Harvard Medical School affiliates.

Also on September 14, 2026, the Company announced the appointment of Ellie Hershberger, Pharm. D. as its Chief Development Officer. Prior to joining the Company, Dr. Hershberger was a consultant at EMH Consulting LLC from January 2023 to September 2026. Previously, she served as Chief Development Officer of Adagio Therapeutics, Inc. (“Adagio”), now Invivyd, Inc. (Nasdaq: IVVD) from June 2020 to January 2023, where she led the development organization and advanced the company’s lead monoclonal antibody candidate from IND-enabling activities through Phase 3 clinical development. As a member of the executive team, she also helped build the development infrastructure to support global approval and contributed to the company’s successful initial public offering. Following the completion of her Pharm.D. degree at Ferris State University, Dr. Hershberger completed a Research Fellowship in pharmacokinetics and pharmacodynamics at Wayne State University.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release issued by Q32 Bio Inc. on September 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q32 Bio Inc.

Date: September 14, 2026	By:	/s/ Jodie Morrison
Jodie Morrison
Chief Executive Officer